UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
______________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): February 21, 2007

Commission File Number: 0-29195

ONSCREEN TECHNOLOGIES, INC.
(Name of Small Business Issuer in Its Charter)
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Colorado	84-1463284
(State or jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

600 NW 14th Avenue, Suite 100, Portland, Oregon	97209
(Address of Principal Executive Offices)	(Zip Code)

(503) 417-1700
(Registrant’s telephone number)
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On February 20, 2007 the Company issued a press release announcing its twelve months licensing and royalty agreement with Thermaltake Technologies Co., Ltd. A copy of the press release is attached hereto as Exhibit 99.1. The information in this report furnished pursuant to this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities of that section. It may only be incorporated by reference in another filing under the Securities Act of 1933, as amended, if such subsequent filing references this Item 7.01 of this Form 8-K.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 21st day of February 2007.

ONSCREEN TECHNOLOGIES, INC.
(Registrant)

By:          /s/_________________________
Russell L. Wall as CEO/President